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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): FEBRUARY 9, 2000



                           ULTIMATE ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)




        DELAWARE                       000-22532                 84-0585211
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)



             321 WEST 84TH AVENUE, SUITE A, THORNTON, COLORADO 80260
               (Address of principal executive offices, zip code)



       Registrant's telephone number, including area code: (303) 412-2525


                                 NOT APPLICABLE
           Former Name or Former Address if Changed Since Last Report

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ITEM 5.  OTHER EVENTS

     See Press Release dated February 10, 2000, attached hereto as Exhibit 99.1.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ULTIMATE ELECTRONICS, INC.
                                       (Registrant)


Date:  February 10, 2000             By: /S/  ALAN E. KESSOCK
                                         -------------------------------
                                         Alan E. Kessock
                                         Senior Vice President, Chief Financial
                                         Officer, Secretary and Treasurer


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                                  EXHIBIT INDEX

99.1  Press Release dated February 10, 2000